UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ___)

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
☒	Definitive Information Statement

IMA Tech

(Name of Registrant as Specified In Its Charter)

Copies of communications to:

Wang Hui, Chief Executive Officer

IMA Tech

Room 302, Building 24, Lane 977, Jufeng Road,

Pudong New Area, Shanghai City (East Area of

Huagao Er Village), China

Telephone: +86 18621500863

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

IMA TECH

Room 302, Building 24, Lane 977, Jufeng Road,

Pudong New Area, Shanghai City (East Area of

Huagao Er Village), China

To:	The Holders of the Common Stock of IMA Tech

Re:	Action by Written Consent in Lieu of a Special Meeting of Shareholders

This Information Statement is furnished by the Board of Directors of IMA Tech, a Wyoming corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on January 20, 2026. The purpose of this Information Statement is to inform the Company’s shareholders of an action taken by the written consent of the holder of a majority of the voting power of Company, dated as of January 20, 2026, in lieu of a special meeting of shareholders, to wit:

The approval of Amended and Restated Articles of Incorporation of the Company, which will be filed no sooner than the 20th day after the definitive information statement is mailed to the shareholders of the Company who have not previously consented to the change in corporate name.

The foregoing actions were approved on January 20, 2026, by the Company’s Board of Directors. In addition, on January 20, 2026, the holder of 57.47% of the voting power of the Company’s outstanding voting securities (the “Consenting Shareholder”), as of the record date, approved the foregoing actions. The number of shares voting for the change in corporate name was sufficient for approval.

Section 17-16-724 of the Wyoming Statutes provides, in part, that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In order to eliminate the costs and management time involved in obtaining proxies and, in order to effect the above action as early as possible in order to accomplish the purposes of the Company as herein described, the Board of Directors consented to the utilization of, and did in fact obtain, the written consent of the Consenting Shareholder who owns shares representing a majority of the Company’s voting stock.

The above actions taken by the Company’s shareholders will become effective on or about March 13, 2026, and are more fully described in the Information Statement accompanying this Notice. Under the rules of the Securities and Exchange Commission, the above action cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the shareholders of the Company who have not previously consented to the approval of Amended and Restated Articles of Incorporation of the Company.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform the Company’s shareholders of the action described above before it takes place, in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will be first distributed to you on or about February 20, 2026.

By Order of the Board of Directors

/s/ Wang Hui
Wang Hui
Chief Executive Officer

February 20, 2026
Shanghai City, China

IMA TECH

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF THE COMPANY’S COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.001 par value per share (the “Common Stock”) of IMA Tech, a Wyoming corporation (the “Company”), by the Board of Directors to notify them about certain actions the holder of a majority of the voting power of the Company’s outstanding voting securities has taken by written consent in lieu of a special meeting of the shareholders. The shareholder action was taken as of January 20, 2026. Copies of this Information Statement are first being sent on or about February 20, 2026, to the holders of record on January 20, 2026, of the outstanding shares of the Company’s common stock.

General Information

The holder of 57.47% of the voting power of the Company’s outstanding voting securities has approved the following actions by written consent dated January 20, 2026, in lieu of a meeting of the shareholders:

The approval of Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) of the Company, which Amended and Restated Articles will be filed no sooner than the 20th day after the definitive information statement is mailed to the shareholders of the Company who have not previously consented to the approval of the Amended and Restated Articles.

The Company may ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the Wyoming Statutes are afforded to the Company’s shareholders as a result of the approval of the Amended and Restated Articles, as set forth above.

Vote Required

The vote, which was required to approve the Amended and Restated Articles, was the affirmative vote of the holders of a majority of the voting power of the Company’s outstanding voting securities. Each holder of Company common stock is entitled to one (1) vote for each share of common stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is January 20, 2026. The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on January 20, 2026 (the “Record Date”). As of the Record Date, the Company had outstanding 2,609,878 shares of common stock. Wang Hui (the “Consenting Shareholder”), the holder of 57.47% of the Company’s common stock, possesses 57.47% of the voting power of the Company’s outstanding voting securities. Holders of the Company’s common stock have no pre-emptive rights. All outstanding shares are fully paid and non-assessable. The transfer agent for the Company’s common stock is VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598.

Vote Obtained

Section 17-16-724 of the Wyoming Statutes provides that any action required to be taken at any annual or special meeting of shareholders of a corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Amended and Restated Articles and to effectuate the filing of the Amended and Restated Articles as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize and did, in fact, obtain, the written consent of the holders of a majority of the voting power of the Company.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) to the Company’s shareholders on the Record Date. The corporate actions described herein will be effective approximately 20 days (the “20-day Period”) after the distributing of this Information Statement. The 20-day Period is expected to conclude on or about March 13, 2026.

The entire cost of furnishing this Information Statement will be borne by the Company.

PRINCIPAL SHAREHOLDERS

At January 20, 2026, the Record Date, the Company had 2,609,878 shares of common stock. The following table sets forth information known to the Company as of the Record Date, relating to the beneficial ownership of shares of its voting securities by: each person who is known by us to be the beneficial owner of more than 5% of our outstanding voting stock; each director; each named executive officer; and all named executive officers and directors as a group.

Unless otherwise indicated, the business address of each person listed is in care of One IMA Tech, Room 302, Building 24, Lane 977, Jufeng Road, Pudong New Area, Shanghai City (East Area of Huagao Er Village), China. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of the Company’s capital stock outstanding on that date and all shares of its capital stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of the Company’s capital stock owned by them, except to the extent that power may be shared with a spouse.

Name of Beneficial Owner	Title of Class	Beneficial Ownership	Percent of Class(1)
Wang Hui(2)	Common Stock	1,500,000	57.47%
All Officers and Directors as a Group (1 person)	Common Stock	1,500,000	57.47%

(1)	Based on 2,609,878 shares outstanding, as of the date of this Current Report.
(2)	Officer and director.

ACTION ONE — AMENDED AND RESTATED ARTICLES

The Company’s Board of Directors and the holder of a majority of the voting power of the Company’s common stock have approved the Amended and Restated Articles. The form of Amended and Restated Articles to be filed with the Secretary of the State of Wyoming is set forth as Appendix A to this Information Statement.

The Company’s Board of Directors believes that it is in the best interest of the shareholders to have approved the Amended and Restated Articles of the Company.

The following provisions were included in the Amended and Restated Articles:

1.	Capital Stock. 75,000,000 shares of $.001 par value common stock remain authorized; 1,000,000 shares of $.001 par value preferred stock are now authorized. Notwithstanding the designation of the class of Series A Preferred Stock designated in the Amended and Restated Articles [see paragraph 7 below], the designations, preferences, limitations, restrictions, and relative rights of any additional classes of preferred stock, and variations in the relative rights and preferences as between different series, shall be established by the Company’s Board of Directors.

2.	Cumulative Voting. Cumulative voting for the election of directors shall not be permitted.

3.	Preemptive Rights. No holder of any stock of the Company shall be entitled, as a matter of right, to purchase, subscribe for or otherwise acquire any new or additional shares of stock of the Company of any class, or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, or any shares, bonds, notes, debentures or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares unless specifically authorized by the Board of Directors of the Company.

4.	Shareholder Voting on Corporate Actions. Notwithstanding the requirements of Wyoming law, the affirmative vote or concurrence of the holders of a majority of the outstanding shares of the Company entitled to vote thereon are required to make effective all transactions that require shareholder approval under applicable law.

5.	Indemnification of Directors, Officers, Employees, Fiduciaries and Agents.

A.

Liability for Monetary Damages. The liability of the directors of the Company for monetary damages shall be eliminated to the fullest extent permissible under Wyoming law provided, however, that (1) the liability of directors is not limited or eliminated (a) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (b) for acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (c) for any transaction from which a director derived an improper personal benefit, (d) for acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (e) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (2) the liability of directors is not limited or eliminated for any act or omission occurring prior to the date when these Articles of Incorporation becomes effective, or (f) any of the acts set forth in Section 17-16-202 of the Wyoming Business Corporations Act and (3) the liability of officers is not limited or eliminated for any act or omission as an officer, notwithstanding that the officer is also a director or that his or her actions, if negligent or improper, have been ratified by the directors.

The Company shall indemnify, to the fullest extent permitted by applicable law, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he is or was a director or officer of the Company or, while serving at the request of the Company as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Company also shall indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

B.	Expenses. The Company shall advance expenses in advance of the final disposition of the case to or for the benefit of a director, officer, employee, fiduciary, or agent, who is party to a proceeding such as described in the preceding paragraph A to the maximum extent permitted by applicable law.

C.	Repeal or Modification. Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director or officer of the Company or other person entitled to indemnification existing at the time of such repeal or modification.

6.	Limitations of Liability.

A.	Limitation of Liability. Notwithstanding Wyoming law, specifically Section 17-16-202 of the Wyoming Business Corporations Act, or the provisions of these Articles of Incorporation, a director of the Company shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or to its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the director derived an improper personal benefit. If the Wyoming Business Corporations Act is amended after this Article is adopted to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Wyoming Business Corporations Act, as so amended.

B.	Repeal or Modification. Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

7.	Designation of Series A Preferred Stock. Fifty-One Thousand (51,000) shares of the Company’s authorized shares of Preferred Stock, $0.001 par value per share, is hereby designated as “Series A Preferred Stock” and having the characteristics set forth below.

A.	Fractional Shares. The Series A Preferred Stock may not be issued in fractional shares.

B.	Voting. The shares of Series A Preferred Stock, as a class, shall have rights in all matters requiring stockholder approval to a number of votes equal to two (2) times the sum of:

(1)	The total number of shares of Common Stock which are issued and outstanding at the time of any election or vote by the stockholders; plus

(2)	The number of votes allocated to shares of Preferred Stock issued and outstanding of any other class that shall have voting rights.

C.	Conversion. The Series A Preferred Stock shall possess no rights of conversion.

D.	Liquidation Rights. The Series A Preferred Stock shall possess no liquidation rights.

E.	Dividends. The Series A Preferred Stock shall possess no dividend rights.

F.	Protection Provisions. The Company shall not, without first obtaining the consent of the holder of the share of Series A Preferred Stock, alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to affect adversely the holder of the share of Series A Preferred Stock.

G.	Waiver. Any of the rights, powers or preferences of the Series A Preferred Stock may be waived by the affirmative consent of the holder of the share of Series A Preferred Stock.

H.	No Other Rights or Privileges. Except as specifically set forth herein, the holder of the share of Series A Preferred Stock shall have no other rights, privileges or preferences with respect to the Series A Preferred Stock.

8.	Conflicting Interest Transactions. No contract or other transaction between the Company and one (1) or more of its directors or any other corporation, firm, association, or entity in which one (1) or more of its directors are directors or officers or are financially interested shall be either void or voided solely because of such relationship or interest, or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction, or solely because their votes are counted for such purpose if:

A.	The fact of such a relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

B.	The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

C.	The contract or transaction is fair and reasonable to the Company. Common or interested directors may be counted in determining the presence of a quorum, as herein previously defined, at a meeting of the Board of Directors or a committee thereof that authorizes, approves, or ratifies such contract or transaction.

Vote Required

Pursuant to the Wyoming Statutes, the Amended and Restated Articles required the approval of holders of a majority of the voting power of the Company’s outstanding voting securities. As discussed above, the holder of a majority of the voting power of the Company’s outstanding voting securities has consented to the approval of the Amended and Restated Articles.

Purpose of the Amended and Restated Articles

The Board of Directors of the Company and the Consenting Shareholder believe that the best interests of the shareholders will be served by the approval of the Amended and Restated Articles, inasmuch as the Amended and Restated Articles will provide a more modern framework of corporate governance the Company seeks to attract investment capital.

The Amended and Restated Articles will become effective upon their filing with the Wyoming Secretary of State. Information with respect to the filing of the Amended and Restated Articles will be included in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 50 Fifth Street, N.W., Washington, DC 20549. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1) (2)	Current Report on Form 8-K filed January 14, 2026; Quarterly Report on Form 10-Q for the period ended October 31, 2025;

(3)	Quarterly Report on Form 10-Q for the period ended July 31, 2025; and

(4)	Annual Report on Form 10-K for the fiscal year ended April 30, 2025.

You may request a copy of these filings, at no cost, by writing the Corporate Secretary, IMA Tech, Room 302, Building 24, Lane 977, Jufeng Road, Pudong New Area, Shanghai City (East Area of Huagao Er Village), China, or telephoning the Company at +86 18621500863. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, IMA Tech, Room 302, Building 24, Lane 977, Jufeng Road, Pudong New Area, Shanghai City (East Area of Huagao Er Village), China, or telephoning the Company at +86 18621500863.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions described herein, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Wang Hui
Wang Hui
Chief Executive Officer

February 20, 2026
Shanghai City, China

Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

IMA TECH

The undersigned, Wang Hui, President and Chief Executive Officer of IMA Tech, a Wyoming corporation (the “Corporation”), does hereby certify:

1.	He is the President, Chief Executive Officer and Secretary of the Corporation.

2.       The Amended and Restated Articles of Incorporation set forth below consolidate all previous amendments into a single document.

3.       The Amended and Restated Articles of Incorporation set forth below have been duly approved by the Board of Directors of the Corporation in accordance with the laws of the State of Wyoming.

4.       The Amended and Restated Articles of Incorporation set forth below have been duly approved by the required written consent of shareholders of the Corporation in accordance with the laws of the State of Wyoming.

5.       The Articles of Incorporation of the Corporation are hereby amended and restated in their entirety with the Amended and Restated Articles of Incorporation set forth below all of which supersedes and take the place of the existing Articles of Incorporation and all prior amendments thereto and restatements thereof:

ARTICLE I – NAME OF THE CORPORATION

The name of the corporation shall be: IMA Tech (the “Corporation”).

ARTICLE II – NAME AND ADDRESS OF REGISTERED AGENT

The address of the registered office of the Corporation in the State of Wyoming is 30 N Gould Street, Suite N, Sheridan, Wyoming 82801. The name of the Corporation’s registered agent at the address is Northwest Registered Agent Service Inc. Either the registered office or the registered agent may be changed in the manner provided by law.

The Corporation consents to accept electronic service of process at support@northwestregisteredagent.com, under the circumstances specified in W.S. 17-28-104(e).

ARTICLE III – PERPETUAL DURATION OF THE CORPORATION

The period of this Corporation’s duration is perpetual.

ARTICLE IV – PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Wyoming Business Corporation Act other than the banking business, the trust corporation business or the practice of a profession permitted to be incorporated by the Wyoming Business Corporation Act

ARTICLE V – AUTHORIZED CAPITAL

A.       Authorized Capital. The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is 76,000,000 shares, of which 1,000,000 shares shall be shares of preferred stock, par value of $.001 per share (“Preferred Stock”), and 75,000,000 shares shall be shares of common stock, par value of $.001 per share (“Common Stock”).

       (1)       Preferred Stock. Notwithstanding the designation of the class of Series A Preferred Stock designated in Article XIII the designations, preferences, limitations, restrictions, and relative rights of any additional classes of Preferred Stock, and variations in the relative rights and preferences as between different series, shall be established in accordance with the Wyoming Business Corporation Act by the board of directors of the Corporation (“Board of Directors”). Except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power.

(2)       Common Stock. The holders of Common Stock shall have and possess all rights as shareholders of the Corporation, including such rights as may be granted elsewhere by these Articles of Incorporation, except as such rights may be limited by the preferences, privileges and voting powers, and the restrictions and limitations of the Preferred Stock.

The Common Stock shall have voting rights such that each share of Common Stock duly authorized, issued and outstanding shall entitle its holder to one vote.

B.       Dividends. Subject to preferential dividend rights, if any, of the holders of Preferred Stock, dividends on the Common Stock may be declared by the Board of Directors and paid out of any funds legally available therefor at such times and in such amounts as the Board of Directors shall determine.

C.       No Assessment. The capital stock, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

D.       Value. Any stock of the Corporation may be issued for money, property, services rendered, labor done, cash advances for the Corporation, or for any other assets of value in accordance with the action of the Board of Directors, whose judgment as to value received in return therefor shall be conclusive and said stock when issued shall be fully paid and non-assessable.

E.       Restrictions. The Board of Directors shall have the authority to impose restrictions upon the transfer of the capital stock of the Corporation as it deems necessary in the best interests of the corporation or as required by law.

ARTICLE VI - CUMULATIVE VOTING

Cumulative voting for the election of directors shall not be permitted.

ARTICLE VII - PREEMPTIVE RIGHTS

No holder of any stock of the Corporation shall be entitled, as a matter of right, to purchase, subscribe for or otherwise acquire any new or additional shares of stock of the Corporation of any class, or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, or any shares, bonds, notes, debentures or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares unless specifically authorized by the governing board of the Corporation.

ARTICLE VIII - GOVERNING BOARD

The governing board of this Corporation shall be known as directors, and the number of the directors may from time to time be increased or decreased in such manner as shall be permitted by the bylaws of this Corporation. There shall not be fewer than one member of the Board of Directors.

ARTICLE IX – SHAREHOLDER VOTING ON CORPORATE ACTIONS

Notwithstanding the requirements of Wyoming law, the affirmative vote or concurrence of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon are required to make effective all transactions that require shareholder approval under applicable law.

ARTICLE X – INDEMNIFICATION OF DIRECTORS,

OFFICERS, EMPLOYEES, FIDUCIARIES AND AGENTS

A.       Liability for Monetary Damages. The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under Wyoming law provided, however, that (1) the liability of directors is not limited or eliminated (a) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (b) for acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (c) for any transaction from which a director derived an improper personal benefit, (d) for acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (e) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (2) the liability of directors is not limited or eliminated for any act or omission occurring prior to the date when these Articles of Incorporation becomes effective, or (f) any of the acts set forth in Section 17-16-202 of the Wyoming Business Corporations Act and (3) the liability of officers is not limited or eliminated for any act or omission as an officer, notwithstanding that the officer is also a director or that his or her actions, if negligent or improper, have been ratified by the directors.

The Corporation shall indemnify, to the fullest extent permitted by applicable law, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he is or was a director or officer of the Corporation or, while serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation also shall indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

B.       Expenses. The Corporation shall advance expenses in advance of the final disposition of the case to or for the benefit of a director, officer, employee, fiduciary, or agent, who is party to a proceeding such as described in the preceding paragraph A to the maximum extent permitted by applicable law.

C.       Repeal or Modification. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation or other person entitled to indemnification existing at the time of such repeal or modification.

ARTICLE XI - LIMITATIONS OF LIABILITY

A.       Limitation of Liability. Notwithstanding Wyoming law, specifically Section 17-16-202 of the Wyoming Business Corporations Act, or the provisions of these Articles of Incorporation, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or to its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the director derived an improper personal benefit. If the Wyoming Business Corporations Act is amended after this Article is adopted to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Wyoming Business Corporations Act, as so amended.

       B.       Repeal or Modification. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XII – ACTIONS OF SHAREHOLDERS

A.       Meetings. Meetings of shareholders shall be held at such time and place as provided in the bylaws of the Corporation or by resolution of the board of directors.

B.       Quorum. At all meetings of the shareholders, the presence of 50% of all votes entitled to be cast at the beginning of a meeting shall constitute a quorum.

C.       Required Approval. Notwithstanding the provisions of these Articles, any action for which the Wyoming Business Corporations Act requires the approval of two-thirds of the shares or any class or series or voting group entitled to vote with respect thereto, unless otherwise provided in the Articles of Incorporation, shall require for approval, the affirmative vote of 50% of the shares or any class or series or voting group outstanding and entitled to vote thereon.

D.       Vote Procedure. Any vote of the shareholders of the Corporation may be taken either:

(1)	at a meeting called for such purpose or,

(2)       by the written consent of the shareholders in lieu of a meeting provided that shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.

ARTICLE XIII – DESIGNATION OF SERIES A PREFERRED STOCK

A.       Designation of Series A Preferred Stock. Fifty-One Thousand (51,000) shares of the Corporation’s authorized shares of Preferred Stock, $0.001 par value per share, is hereby designated as “Series A Preferred Stock” and having the characteristics set forth below.

B.       Fractional Shares. The Series A Preferred Stock may be issued in fractional shares.

C.       Voting Rights. The holders of the Series A Preferred Stock shall, as a class, have rights in all matters requiring shareholder approval to a number of votes equal to two (2) times the sum of:

(1)       The total number of shares of common stock which are issued and outstanding at the time of any election or vote by the shareholders; plus

(2)       The number of votes allocated to shares of Preferred Stock issued and outstanding of any other class that shall have voting rights.

D.       Dividends. The Series A Preferred Stock shall be treated pari passu with the Company’s common stock, except that the dividend on each share of Series A Preferred Stock shall be equal to the amount of the dividend declared and paid on each share of the Company’s common stock multiplied by the Conversion Rate, as that term is defined herein.

E.       Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, payments to the holders of Series A Preferred Stock shall be treated pari passu with the Company’s common stock, except that the payment on each share of Series A Preferred Stock shall be equal to the amount of the payment on each share of the Company’s common stock multiplied by the Conversion Rate, as that term is defined herein.

       F.       Conversion and Adjustments.

(1)       Conversion Rate. The Series A Preferred Stock shall be convertible into shares of the Company’s common stock, as follows:

Each share of Series A Preferred Stock shall be convertible at any time into a number of shares of the Company’s common stock that equals 0.001 percent (0.001%) of the number of issued and outstanding shares of the Company’s common stock outstanding on the date of conversion, such that 1,000 shares of Series A Preferred Stock would convert into one percent (1%) of the number of issued and outstanding shares of the Company’s common stock outstanding on the date of conversion (the “Conversion Rate”).

(2)       No Partial Conversion. A holder of shares of Series A Preferred Stock shall be required to convert all of such holder’s shares of Series A Preferred Stock, should any such holder exercise his, her or its rights of conversion.

(3)       Adjustment for Merger and Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger (a “Reorganization Event”) involving the Company in which the Company’s common stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property, then each share of Series A Preferred Stock shall be deemed to have been converted into shares of the Company’s common stock at the Conversion Rate.

G.       Protection Provisions. So long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without first obtaining the unanimous written consent of the holders of Series A Preferred Stock, alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to affect adversely the holders of Series A Preferred Stock.

H.       Waiver. Any of the rights, powers or preferences of the holders of the Series A Preferred Stock may be waived by the affirmative consent or vote of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding.

I.       No Other Rights or Privileges. Except as specifically set forth herein, the holder(s) of the shares of Series A Preferred Stock shall have no other rights, privileges or preferences with respect to the Series A Preferred Stock.

ARTICLE XIV – CONFLICTING INTEREST TRANSACTIONS

No contract or other transaction between the Corporation and one (1) or more of its directors or any other Corporation, firm, association, or entity in which one (1) or more of its directors are directors or officers or are financially interested shall be either void or voided solely because of such relationship or interest, or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction, or solely because their votes are counted for such purpose if:

A.       The fact of such a relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

B.       The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

C.       The contract or transaction is fair and reasonable to the Corporation. Common or interested directors may be counted in determining the presence of a quorum, as herein previously defined, at a meeting of the Board of Directors or a committee thereof that authorizes, approves, or ratifies such contract or transaction.

ARTICLE XV – SEVERABILITY

In the event any provision (including any provision within a single article, section, paragraph or sentence) of these Articles of Incorporation should be determined by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, the remaining provisions and parts hereof shall not be in any way impaired and shall remain in full force and effect and enforceable to the fullest extent permitted by law.